SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549



                          FORM 8-K
                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF
               1934





Date of report (Date of earliest event reported)
February 9, 1998


                    GRYPHON HOLDINGS INC.
     (Exact Name of Registrant as Specified in
Charter)


      Delaware            0-5537         13-3287060
   (State or Other      (Commission     (IRS Employer
    Jurisdiction       File Number)    Identification
  of Incorporation)                         No.)

30 Wall Street,                              10005
New York, New York
(Address of  Principal Executive Offices) (Zip Code)





Registrant's           (212) 825-1200
telephone number,
including area code


(Former Name or Former Address, if Changed Since Last Report)




Item 5.   Other Events.

        On February 9, 1998, Gryphon Holdings Inc.
("Gryphon") entered into a stock purchase agreement (the
"Stock Purchase Agreement") with Dearborn Risk Management,
Inc. ("Dearborn") to buy from Dearborn all of the issued and outstanding shares (the "Shares") of capital stock of The First Reinsurance Company of Hartford ("First Re"),
Oakley Underwriting Agency, Inc., and F/I Insurance
Agency, Incorporated. The Stock Purchase Agreement also provides that First Re and certain other affiliates of Gryphon will underwrite certain policies of insurance and reinsurance (the "Program Business") previously underwritten by Homestead Insurance Company, a wholly owned subsidiary of Dearborn.

     Under the terms of the Stock Purchase Agreement, Gryphon will purchase the Shares for (i) $31,900,000 in cash, payable to Dearborn at closing, (ii) 14,444 shares of Series A 4.0% Cumulative Convertible Preferred Stock of
Gryphon and (iii) an earnout payment comprised of cash or Gryphon preferred stock to be based on the earnings of the Program Business for the 1998, 1999 and 2000 calendar years. The transaction is expected to close during the second quarter of 1998, pending the receipt of all necessary regulatory approvals and the satisfaction of other customary conditions.
          The Stock Purchase Agreement is attached as
Exhibit 10.1 hereto and is incorporated by reference herein.
FORWARD LOOKING INFORMATION
          The Private Securities Litigation Reform Act of
1995 provides a "safe harbor" for forward-looking statements. Certain information contained herein or in any other written or oral statements made by or on behalf of Gryphon may include forward-looking statements which reflect Gryphon's current views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These uncertainties and other factors (which are described in more detail elsewhere in documents filed by Gryphon with the Securities and Exchange Commission) include, but are not limited to, uncertainties relating to general economic conditions and cyclical industry conditions, uncertainties relating to government and regulatory policies, volatile and unpredictable developments (including storms and catastrophes), the legal environment, the uncertainties of the reserving process and the competitive environment in which Gryphon operates. The words "believe," "expect,"
"anticipate," "project," "plan" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Gryphon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.





Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

         (c)   Exhibits

                    10.1 Stock Purchase Agreement, dated
                    as of February 9, 1998, by and between
                    Gryphon Holdings Inc. and Dearborn
                    Risk Management, Inc.

                    99.1 Press Release, dated February 9,
                    1998, issued by Gryphon Holdings Inc.






                        SIGNATURE
          Pursuant to the requirements of the Securities

Exchange Act of 1934, the registrant has duly caused

this report to be signed on its behalf by the

undersigned hereunto duly authorized.



GRYPHON HOLDINGS INC.



Dated: February 19, 1998        By:/s/ Stephen A. Crane
                                   Stephen A. Crane
                                   President and Chief
                                   Executive Officer

                      Exhibit Index


      Exhibit
      Number            Description          Page

      10.1  Stock Purchase Agreement, dated as
            of February 9, 1998, by
            and between Gryphon Holdings Inc. and
            Dearborn Risk
            Management, Inc.

      99.1  Press Release, dated February 9,
            1998, issued by Gryphon
            Holdings Inc.